UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 25, 2005
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                            EMCLAIRE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                  000-18464                   25-1606091
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(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


                       612 Main Street, Emlenton, PA        16373
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               (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (724) 867-2311
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 25, 2005, Emclaire Financial Corp. announced its results of operations for the quarter and year ended December 31, 2005. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated January 25, 2005
                           issued by Emclaire Financial Corp.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  January 25, 2005         David L. Cox
                                ----------------------------
                                Name:      David L. Cox
                                Title:     Chief Executive Officer
                                           President

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                                 EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release dated January 25, 2005
                           issued by Emclaire Financial Corp.